Exhibit 99.1

            Mentor Graphics Reports Third Quarter Results

    WILSONVILLE, Ore.--(BUSINESS WIRE)--Oct. 22, 2003--Mentor Graphics Corporation (Nasdaq:MENT) today announced earnings before goodwill and special charges of $.07 per share on record third quarter revenues of $157 million, ahead of First Call(R) consensus estimates of $.05 per share. Earnings on a GAAP basis were a loss of $.19 per share.
    "Mentor's performance continues to be driven by new products. Customer spending, while improving, is still constrained, with the bulk of their dollars going to must-have new products," said Walden C. Rhines, chairman and CEO of Mentor Graphics. "This environment benefits Mentor Graphics because of our significant new product technology in areas like printed circuit board (PCB) design, design-for-test (DFT), wire harness, and Calibre(R) resolution enhancement technology (RET). These product areas helped drive us to our fourth consecutive quarter of year-over-year growth in total market share according to the Electronic Design Automation Consortium market statistics service."
    TestKompress(R), Mentor's patented breakthrough DFT product, began to hit stride as its bookings exceeded those of Mentor's more traditional DFT products in the quarter. Additionally, TestKompress received endorsements from customers including AMD, Infineon, Ricoh and Renesas. At the International Test Conference, Infineon reported that based on the success of TestKompress in three system-on-chip production designs that it has made TestKompress a standard component of Infineon's manufacturing test suite. Mentor also saw growth in its Calibre RET product line as 90nm goes to production and 65nm development is underway. Cabling bookings grew 50 percent, fueled by significant orders from the automotive sector.
    In system design, Mentor continued to expand its investment in key technologies to support cutting-edge PCB design. In the quarter, Mentor announced an upgraded high-speed analysis tool set, Hyperlynx(R) 7.0, an integration between its FPGA and board design environments called Boardlink(TM) and TeamPCB(TM), a unique collaboration technology that allows multiple designers to easily work simultaneously on the same board design. Additionally, Mentor launched the PADS(R) suite, a complete solution for the ready-to-use PCB design market.
    During the quarter, the company acquired 157 new customers, which does not include customers of the PADS ready-to-use PCB product.
    "While North America was weak, we set a third quarter bookings record for Japan and had a strong quarter in Europe," said Gregory K. Hinckley, president of Mentor Graphics. "Bookings were up over 10 percent in Europe, and nearly 75 percent in Japan. The transportation segment was relatively strong in all regions, and we booked significant deals for our Calibre RET, PCB and wire harness product lines. We remain optimistic about our business and confident that our investments to enter new markets and solve new problems will enable the company to continue its growth trend."
    Special charges were primarily related to the settlement of protracted litigation over emulation and hardware acceleration patents. This settlement frees the company to market its products globally and will end on-going expenses associated with the litigation.

    About Mentor Graphics

    Mentor Graphics Corporation (Nasdaq:MENT) is a world leader in electronic hardware and software design solutions, providing products, consulting services and award-winning support for the world's most successful electronics and semiconductor companies. Established in 1981, the company reported revenues over the last 12 months of about $650 million and employs approximately 3,600 people worldwide. Corporate headquarters are located at 8005 S.W. Boeckman Road, Wilsonville, Oregon 97070-7777; Silicon Valley headquarters are located at 1001 Ridder Park Drive, San Jose, California 95131-2314. World Wide Web site: http://www.mentor.com/.

    In the calculation of earnings, gross margin and operating expenses before amortization of acquired intangibles and special charges, Mentor Graphics excludes amortization of acquired intangibles and write-offs of in-process R&D from acquisitions. Also excluded are non-operating and non-recurring items classified as special charges such as restructure expenses and asset impairments. These excluded items are generally infrequent, less predictable and are often non-cash in nature. Earnings before goodwill (EBG) income tax expense calculation differs from a GAAP calculation as it assumes a normalized effective tax rate based on multiple years of historical and forecast future earnings. Mentor Graphics believes that excluding these items provides investors with a representation of its core performance, and a pro forma base line for assessing the future earnings potential of Mentor Graphics.
    These pro forma measures should be assessed in conjunction with GAAP earnings measures for a more complete understanding of the Company's results. Since pro forma measures exclude certain items, differences in earnings from GAAP can be significant; Mentor Graphics management evaluates its performance under both measures for a complete understanding of its results. Investors are encouraged to review both measures for their evaluations and consider the GAAP earnings measures as the most complete measure of Mentor Graphics overall performance.

    Mentor Graphics, Calibre, PADS, HyperLynx and TestKompress are registered trademarks and Boardlink and TeamPCB are trademarks of Mentor Graphics Corporation. All other company or product names are the registered trademarks or trademarks of their respective owners.

    Statements in this press release regarding the Company's outlook for future periods constitute "forward-looking" statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. Such forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of the Company or industry results to be materially different from any results, performance or achievements expressed or implied by such forward-looking statements. Such factors include, among others, the following: (i) the Company's ability to continue selling products and services during the continuing slowdown in the electronics industry, particularly in the telecommunications and semiconductor segments; (ii) the Company's ability to manage expenses during the current slowdown in the electronics industry; (iii) changes in accounting or reporting rules or interpretations, changes in the tax environment worldwide, limitations on repatriation of earnings, licensing and intellectual property rights protection; (iv) the Company's ability to successfully integrate and manage its recent and future acquisitions; (v) the Company's ability to successfully offer products and services that compete in the highly competitive and dynamic EDA industry including the risk that the Company's technology, products or inventory become obsolete; (vi) the overall instability of diverse economies, including changes in regional or worldwide economic or political conditions, government trade restrictions, or war in the Middle East or elsewhere
(vii) effects of the increasing volatility of foreign currency fluctuations on the Company's business and operating results, and
(viii) effects of unanticipated shifts in product mix on gross margin and unanticipated shifts in geographic mix on the overall tax rate, all as may be discussed in more detail under the heading "Factors That May Affect Future Results and Financial Condition" in the Company's most recent Form 10-K or Form 10-Q. Given these uncertainties, prospective investors are cautioned not to place undue reliance on such forward-looking statements. In addition, statements regarding outlook do not reflect potential impacts of mergers or acquisitions that have not been announced or closed as of the time the statements are made. Mentor Graphics disclaims any obligation to update any such factors or to publicly announce the results of any revisions to any of the forward-looking statements to reflect future events or developments.


                      MENTOR GRAPHICS CORPORATION
                 CONSOLIDATED STATEMENTS OF OPERATIONS
       (In thousands, except earnings per share data-Unaudited)

                           Three Months Ended     Nine Months Ended
                             September 30,          September 30,
                         ---------------------------------------------
                            2003        2002       2003       2002
                         ---------------------------------------------
Revenues:
  System and software       $86,166    $80,587   $265,769    $215,889
  Service and support        70,785     72,063    207,990     200,174
                         ----------- ---------- ---------- -----------

    Total revenues          156,951    152,650    473,759     416,063
                         ----------- ---------- ---------- -----------

Cost of revenues:
  System and software         5,945      6,013     15,541      21,895
  Service and support        20,344     20,714     61,805      61,173
  Amortization of
   purchased technology       2,319      2,217      6,797       4,473
                         ----------- ---------- ---------- -----------

    Total cost of
     revenues                28,608     28,944     84,143      87,541
                         ----------- ---------- ---------- -----------

    Gross margin            128,343    123,706    389,616     328,522
                         ----------- ---------- ---------- -----------

Operating expenses:
  Research and
   development               46,522     43,127    133,363     119,040
  Marketing and selling      57,781     56,378    175,678     158,458
  General and
   administration            18,011     17,337     54,154      52,598
  Amortization of
   intangible assets            899        859      2,975       1,396
  Emulation litigation
   settlement                20,264          -     20,264           -
  Special charges             5,008      1,534      8,171      26,640
                         ----------- ---------- ---------- -----------

    Total operating
     expenses               148,485    119,235    394,605     358,132
                         ----------- ---------- ---------- -----------

Operating income (loss)     (20,142)     4,471     (4,989)    (29,610)
  Other income, net           2,096      1,318      4,508       5,916
  Interest expense           (4,525)    (3,930)   (12,499)     (7,708)
                         ----------- ---------- ---------- -----------

  Income (loss) before
   income taxes             (22,571)     1,859    (12,980)    (31,402)
  Income tax expense
   (benefit)                 (9,781)         -     (7,863)      1,572
                         ----------- ---------- ---------- -----------

    Net income (loss)      $(12,790)    $1,859    $(5,117)   $(32,974)
                         =========== ========== ========== ===========

  Net income (loss)
   per share:
    Basic                     $(.19)      $.03      $(.08)      $(.50)
                         =========== ========== ========== ===========
    Diluted                   $(.19)      $.03      $(.08)      $(.50)
                         =========== ========== ========== ===========

  Weighted average
   number of shares
   outstanding:
    Basic                    67,886     65,911     67,554      65,535
                         =========== ========== ========== ===========
    Diluted                  67,886     66,187     67,554      65,535
                         =========== ========== ========== ===========


                      MENTOR GRAPHICS CORPORATION
            PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
       (In thousands, except earnings per share data-Unaudited)

                                Three Months Ended September 30, 2003
                                   GAAP     Adjustments     Pro Forma
                                --------------------------------------
Revenues:
  System and software              $86,166          $ -       $86,166
  Service and support               70,785            -        70,785
                                ----------- ------------    ----------

    Total revenues                 156,951            -       156,951
                                ----------- ------------    ----------

Cost of revenues:
  System and software                5,945            -         5,945
  Service and support               20,344            -        20,344
  Amortization of purchased
   technology                        2,319       (2,319)(1)         -
                                ----------- ------------    ----------

    Total cost of revenues          28,608       (2,319)       26,289
                                ----------- ------------    ----------

    Gross margin                   128,343        2,319       130,662
                                ----------- ------------    ----------

    Gross margin percentage           81.8%                      83.3%
                                -----------                 ----------

Operating expenses:
  Research and development          46,522            -        46,522
  Marketing and selling             57,781            -        57,781
  General and administration        18,011            -        18,011
  Amortization of intangible
   assets                              899         (899)(1)         -
  Emulation litigation
   settlement                       20,264      (20,264)            -
  Special charges                    5,008       (5,008)(2)         -
                                ----------- ------------    ----------

    Total operating expenses       148,485      (26,171)      122,314
                                ----------- ------------    ----------

Operating income (loss)            (20,142)      28,490         8,348
  Other income, net                  2,096            -         2,096
  Interest expense                  (4,525)           -        (4,525)
                                ----------- ------------    ----------

  Income (loss) before
   income taxes                    (22,571)      28,490         5,919
  Income tax expense (benefit)      (9,781)      10,965 (3)     1,184
                                ----------- ------------    ----------

    Net income (loss)             $(12,790)     $17,525        $4,735
                                =========== ============    ==========

  Net income (loss) per share:
    Basic                            $(.19)                      $.07
                                ===========                 ==========
    Diluted (4)                      $(.19)                      $.07
                                ===========                 ==========
  Weighted average number of
   shares outstanding:
    Basic                           67,886                     67,886
                                ===========                 ==========
    Diluted                         67,886                     71,380
                                ===========                 ==========

(1) Non-cash amortization of intangible assets.

(2) Merger, acquisition, restructuring and other charges.

(3) EBG income tax expense calculation differs from a GAAP calculation as it assumes a normalized effective tax rate based on multiple years of historical and forecast future earnings.

(4) Common stock equivalents related to stock options and warrants are anti-dilutive in a net loss period and therefore are not included in diluted net loss per share for the three months ended September 30, 2003.


                      MENTOR GRAPHICS CORPORATION
            PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
       (In thousands, except earnings per share data-Unaudited)

                                 Three Months Ended September 30, 2002
                                  GAAP       Adjustments    Pro Forma
                                  ------------------------------------
Revenues:
  System and software               $80,587         $ -       $80,587
  Service and support                72,063           -        72,063
                                  ---------- -----------    ----------

    Total revenues                  152,650           -       152,650
                                  ---------- -----------    ----------

Cost of revenues:
  System and software                 6,013           -         6,013
  Service and support                20,714           -        20,714
  Amortization of purchased
   technology                         2,217      (2,217)(1)         -
                                  ---------- -----------    ----------

    Total cost of revenues           28,944      (2,217)       26,727
                                  ---------- -----------    ----------

    Gross margin                    123,706       2,217       125,923
                                  ---------- -----------    ----------

    Gross margin percentage            81.0%                     82.5%
                                  ----------                ----------

Operating expenses:
  Research and development           43,127           -        43,127
  Marketing and selling              56,378           -        56,378
  General and administration         17,337           -        17,337
  Amortization of intangible
   assets                               859        (859)(1)         -
  Special charges                     1,534      (1,534)(2)         -
                                  ---------- -----------    ----------

    Total operating expenses        119,235      (2,393)      116,842
                                  ---------- -----------    ----------

Operating income (loss)               4,471       4,610         9,081
  Other income, net                   1,318           -         1,318
  Interest expense                   (3,930)          -        (3,930)
                                  ---------- -----------    ----------

  Income before income taxes          1,859       4,610         6,469
  Income tax expense                      -       1,293 (3)     1,293
                                  ---------- -----------    ----------

    Net income                       $1,859      $3,317        $5,176
                                  ========== ===========    ==========

  Net income per share:
    Basic                              $.03                      $.08
                                  ==========                ==========
    Diluted                            $.03                      $.08
                                  ==========                ==========
  Weighted average number of
   shares outstanding:
    Basic                            65,911                    65,911
                                  ==========                ==========
    Diluted                          66,187                    66,187
                                  ==========                ==========

(1) Non-cash amortization of intangible assets.

(2) Merger, acquisition, restructuring and other charges.
(3) EBG income tax expense calculation differs from a GAAP calculation as it assumes a normalized effective tax rate based on multiple years of historical and forecast future earnings.


                      MENTOR GRAPHICS CORPORATION
            PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
       (In thousands, except earnings per share data-Unaudited)

                                  Nine Months Ended September 30, 2003
                                     GAAP    Adjustments    Pro Forma
                                  ------------------------------------
Revenues:
  System and software              $265,769         $ -      $265,769
  Service and support               207,990           -       207,990
                                  ---------- -----------    ----------

    Total revenues                  473,759           -       473,759
                                  ---------- -----------    ----------

Cost of revenues:
  System and software                15,541           -        15,541
  Service and support                61,805           -        61,805
  Amortization of purchased
   technology                         6,797      (6,797)(1)         -
                                  ---------- -----------    ----------

    Total cost of revenues           84,143      (6,797)       77,346
                                  ---------- -----------    ----------

    Gross margin                    389,616       6,797       396,413
                                  ---------- -----------    ----------

    Gross margin percentage            82.2%                     83.7%
                                  ----------                ----------

Operating expenses:
  Research and development          133,363           -       133,363
  Marketing and selling             175,678           -       175,678
  General and administration         54,154           -        54,154
  Amortization of intangible
   assets                             2,975      (2,975)(1)         -
  Emulation litigation settlement    20,264     (20,264)            -
  Special charges                     8,171      (8,171)(2)         -
                                  ---------- -----------    ----------

    Total operating expenses        394,605     (31,410)      363,195
                                  ---------- -----------    ----------

Operating income (loss)              (4,989)     38,207        33,218
  Other income, net                   4,508           -         4,508
  Interest expense                  (12,499)          -       (12,499)
                                  ---------- -----------    ----------

  Income (loss) before income
   taxes                            (12,980)     38,207        25,227
  Income tax expense (benefit)       (7,863)     12,908 (3)     5,045
                                  ---------- -----------    ----------

  Net income (loss)                 $(5,117)    $25,299       $20,182
                                  ========== ===========    ==========

  Net income (loss) per share:
    Basic                             $(.08)                     $.30
                                  ==========                ==========
    Diluted (4)                       $(.08)                     $.29
                                  ==========                ==========
  Weighted average number of
   shares outstanding:
    Basic                            67,554                    67,554
                                  ==========                ==========
    Diluted                          67,554                    70,032
                                  ==========                ==========

(1) Non-cash amortization of intangible assets.

(2) Merger, acquisition, restructuring and other charges.

(3) EBG income tax expense calculation differs from a GAAP calculation as it assumes a normalized effective tax rate based on multiple years of historical and forecast future earnings.

(4) Common stock equivalents related to stock options and warrants are anti-dilutive in a net loss period and therefore are not included in diluted net loss per share for the nine months ended September 30, 2003.


                      MENTOR GRAPHICS CORPORATION
            PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
       (In thousands, except earnings per share data-Unaudited)

                                 Nine Months Ended September 30, 2002
                                    GAAP     Adjustments    Pro Forma
                                 -------------------------------------
Revenues:
  System and software              $215,889         $ -      $215,889
  Service and support               200,174           -       200,174
                                 ----------- -----------    ----------

    Total revenues                  416,063           -       416,063
                                 ----------- -----------    ----------

Cost of revenues:
  System and software                21,895           -        21,895
  Service and support                61,173           -        61,173
  Amortization of purchased
   technology                         4,473      (4,473)(1)         -
                                 ----------- -----------    ----------

    Total cost of revenues           87,541      (4,473)       83,068
                                 ----------- -----------    ----------

    Gross margin                    328,522       4,473       332,995
                                 ----------- -----------    ----------

    Gross margin percentage            79.0%                     80.0%
                                 -----------                ----------

Operating expenses:
  Research and development          119,040           -       119,040
  Marketing and selling             158,458           -       158,458
  General and administration         52,598           -        52,598
  Amortization of intangible
   assets                             1,396      (1,396)(1)         -
  Special charges                    26,640     (26,640)(2)         -
                                 ----------- -----------    ----------

    Total operating expenses        358,132     (28,036)      330,096
                                 ----------- -----------    ----------

Operating income (loss)             (29,610)     32,509         2,899
  Other income, net                   5,916           -         5,916
  Interest expense                   (7,708)          -        (7,708)
                                 ----------- -----------    ----------

  Income (loss) before income
   taxes                            (31,402)     32,509         1,107
  Income tax expense (benefit)        1,572      (1,351)(3)       221
                                 ----------- -----------    ----------

    Net income (loss)              $(32,974)    $33,860          $886
                                 =========== ===========    ==========

  Net income (loss) per share:
    Basic                             $(.50)                     $.01
                                 ===========                ==========
    Diluted (4)                       $(.50)                     $.01
                                 ===========                ==========
  Weighted average number of
   shares outstanding:
    Basic                            65,535                    65,535
                                 ===========                ==========
    Diluted                          65,535                    67,486
                                 ===========                ==========

(1) Non-cash amortization of intangible assets.

(2) Merger, acquisition, restructuring and other charges.

(3) EBG income tax expense calculation differs from a GAAP calculation as it assumes a normalized effective tax rate based on multiple years of historical and forecast future earnings.

(4) Common stock equivalents related to stock options and warrants are anti-dilutive in a net loss period and therefore are not included in diluted net loss per share for the nine months ended September 30, 2002.

                      MENTOR GRAPHICS CORPORATION
                      CONSOLIDATED BALANCE SHEETS
                      (In thousands - Unaudited)

                                                As of        As of
                                            September 30, December 31,
                                                2003          2002
----------------------------------------------------------------------
Assets
Current assets:
  Cash and short-term investments                $86,111      $38,826
  Trade accounts receivable, net                  81,874       77,960
  Term receivables, short-term                    98,897       81,697
  Prepaid expenses and other                      29,172       24,884
  Deferred income taxes                           17,492       16,827
                                            ------------- ------------

    Total current assets                         313,546      240,194

Property, plant and equipment, net                87,524       90,259
Term receivables, long-term                       77,709       78,431
Intangibles, net                                 344,785      342,171
Other assets                                      49,782       53,793
                                            ------------- ------------
    Total assets                                $873,346     $804,848
                                            ============= ============
Liabilities and Stockholders' Equity
Current liabilities:
  Short-term borrowings                          $10,009      $17,670
  Accounts payable                                15,059       17,110
  Income taxes payable                            21,529       40,784
  Accrued payroll and related liabilities         55,794       51,250
  Accrued liabilities                             39,310       45,233
  Deferred revenue                                74,900       72,902
                                            ------------- ------------
    Total current liabilities                    216,601      244,949

Long-term notes payable                          286,945      177,685
Other long-term liabilities                       20,115       19,275
                                            ------------- ------------
    Total liabilities                            523,661      441,909
                                            ------------- ------------

Minority Interest                                  3,343        3,219
Stockholders' equity:
  Common stock                                   283,763      297,995
  Deferred compensation                           (3,226)      (4,761)
  Retained earnings                               44,750       49,867
  Accumulated other comprehensive income          21,055       16,619
                                            ------------- ------------
    Total stockholders' equity                   346,342      359,720
                                            ------------- ------------

    Total liabilities and stockholders'
     equity                                     $873,346     $804,848
                                            ============= ============


                      MENTOR GRAPHICS CORPORATION
                 CONSOLIDATED STATEMENTS OF CASH FLOWS
                      (In thousands - Unaudited)

                              Three Months Ended   Nine Months Ended
                                 September 30,       September 30,
                              ----------------------------------------
                                2003      2002      2003       2002
                              ----------------------------------------
Operating Cash Flows:
Net income (loss)             $(12,790)   $1,859   $(5,117)  $(32,974)
  Depreciation and
   amortization                 12,057     9,017    36,098     21,913
  Other adjustments to
   reconcile operating cash        219      (436)   (2,583)    18,296
  Changes in working capital   (32,094)   (5,325)  (34,792)    (3,754)
                              --------- --------- --------- ----------

Net cash provided by (used
 in) operating activities      (32,608)    5,115    (6,394)     3,481
Net cash (used in) investing
 activities                     (5,715)  (10,870)  (25,189)  (272,921)
Net cash provided by
 financing activities           76,408    17,789    81,998    195,212
Effect of exchange rate
 changes on cash
 And cash equivalents              601       (99)      727        400
                              --------- --------- --------- ----------
Net change in cash and cash
 equivalents                    38,686    11,935    51,142    (73,828)
Cash and cash equivalents at
 beginning of period            47,425    38,266    34,969    124,029
                              --------- --------- --------- ----------
Cash and cash equivalents at
 end of period                 $86,111   $50,201   $86,111    $50,201
                              ========= ========= ========= ==========


                      MENTOR GRAPHICS CORPORATION
             SUPPLEMENTAL FINANCIAL AND OTHER INFORMATION
     (In thousands, except for days sales outstanding -Unaudited)

                                Three Months Ended  Nine Months Ended
                                  September 30,       September 30,
                                --------------------------------------
                                  2003     2002      2003      2002
                                --------------------------------------
Geographic Revenue:
  Americas                       $70,740  $80,691  $227,027  $209,671
                                    45.1%    52.9%     47.9%     50.4%
  Europe                         $44,120  $37,311  $133,380  $107,876
                                    28.0%    24.4%     28.2%     25.9%
  Japan                          $29,902  $20,296   $74,591   $61,555
                                    19.1%    13.3%     15.7%     14.8%
  Pac Rim                        $12,189  $14,352   $38,761   $36,961
                                     7.8%     9.4%      8.2%      8.9%

Other Data:
  Capital expenditures            $5,381   $4,308   $14,343   $14,013
  Days sales outstanding             104       89       104        89

    CONTACT: Mentor Graphics
             Ryerson Schwark, 503-685-1462
             ry_schwark@mentor.com
             or
             Dennis Weldon, 503-685-1462
             dennis_weldon@mentor.com